EX-10.26.5

FOURTH AMENDMENT TO MASTER LEASE

This FOURTH AMENDMENT TO MASTER LEASE (the “Amendment”) is entered into as of November 1, 2010 (the “Effective Date”) by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (“NHP”), and NHP McCLAIN, LLC, a Delaware limited liability company (collectively, “Landlord”);
 SUMMERVILLE AT CAMELOT PLACE LLC, a Delaware limited liability company, SUMMERVILLE AT HILLEN VALE LLC, a Delaware limited liability company, SUMMERVILLE AT LAKEVIEW LLC, a Delaware limited liability company, SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company,
 SUMMERVILLE AT NORTH HILLS LLC, a Delaware limited liability company, and THE INN AT MEDINA LLC, a Delaware limited liability company (individually and collectively, “Tenant”); and SUMMERVILLE SENIOR LIVING, INC., a Delaware corporation (“Summerville”), and EMERITUS CORPORATION, a Washington
corporation (“Emeritus”) (individually and collectively, “Guarantor”).

R E C I T A L S

A. Landlord and Tenant are parties to that certain Master Lease dated as of October 2, 2006, as amended by (i) that certain First Amendment to Master Lease (the “First Amendment”) dated as of December 1, 2006, (ii) that certain Second Amendment to Master Lease (the “Second Amendment”) dated as of January 2, 2007, and (iii) that certain Third Amendment to Master Lease dated as of March 3, 2008 (the “Third Amendment”) (as amended, the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Master Lease.

B. Pursuant to (i) that certain Amended and Restated Guaranty of Lease dated as of October 2, 2006 executed by Summerville, as amended by the First Amendment, the Second Amendment and the Third Amendment, and (ii) that certain Guaranty of Lease dated as of October __, 2007 executed by Emeritus (collectively, the
    “Guaranties”), Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease.

C. NHP, as lender, and Emeritus, an Affiliate of Tenant, as borrower, are parties to that certain Second Amended and Restated Loan Agreement dated as of March 3, 2005, as amended by (i) that certain Amendment to Loan Agreement dated as of August 6, 2007, (ii) that certain Second Amendment to Loan Agreement dated as of March
     3, 2008, (iii) that certain Third Amendment to Loan Agreement dated as of October 22, 2008, and (iv) that certain Fourth Amendment to Loan Agreement dated as of November 1, 2010 (the “Fourth Loan Amendment”) (as amended, the “Loan Agreement”), pursuant to the terms and conditions of which a loan in the principal amount of Twenty-One Million Four Hundred Twenty-Six Thousand Dollars ($21,426,000) is due from Borrower to Lender (the “Loan”).

D. NHP has made a loan to Emeritus in the original principal amount of Thirty Million Dollars ($30,000,000) (the “$30,000,000 Loan”) as originally evidenced by that certain Promissory Note dated as of March 31, 2008 executed and delivered by Emeritus, as maker, to NHP, as holder (the “Original $30,000,000 Note”).  The Original
     $30,000,000 Note is being amended and restated in its entirety and replaced by that certain Amended and Restated Promissory Note being executed and delivered by Emeritus, as maker, to NHP, as holder, concurrently herewith (the “$30,000,000 Note”).

E. As a condition to NHP’s willingness to execute the Fourth Loan Amendment and to amend and restate the Original $30,000,000 Note, NHP has required that Tenant amend the Master Lease on the terms and conditions set forth in this Amendment.

F. In connection therewith, Guarantor has agreed to affirm to Landlord its obligations under the Guaranties notwithstanding the amendment of the Master Lease set forth in this Amendment.

A G R E E M E N T

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Master Lease.  As of the Effective Date, the term “Emeritus Loan Obligations” as defined in Exhibit E of the Master Lease is hereby deleted in its entirety and the following substituted therefor:

“Emeritus Loan Obligations” shall mean (a) the obligations of Emeritus in favor of Nationwide Health Properties, Inc. (“NHP”) under the terms of that certain Second Amended and Restated Loan Agreement dated as of March 3, 2005, as amended by (i) that certain Amendment to Loan Agreement dated as of August 6, 2007, (ii) that certain Second Amendment to Loan Agreement dated as of March 3, 2008, (iii) that certain Third Amendment to Loan Agreement dated as of October 22, 2008, and (iv) that certain Fourth Amendment to Loan Agreement dated as of November 1, 2010; and (b) the obligations of Emeritus in favor of NHP under the terms of that certain
 Amended and Restated Promissory Note dated as of November 1, 2010 executed and delivered by Emeritus, as maker, to NHP, as holder, in the original principal amount of Thirty Million Dollars ($30,000,000).”

2. Reaffirmation of Obligations.

(a)           Notwithstanding the amendments to the Master Lease contained herein, Tenant and Landlord each hereby acknowledges and reaffirms its respective obligations under the Master Lease (as modified hereby), the LC Agreement and all other documents executed by such party in connection therewith.

(b)           Notwithstanding the amendments to the Master Lease contained herein, each of the parties comprising Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranties and all documents executed by such Guarantor in connection therewith, and further agrees that any reference made in the Guaranties to the Master Lease or any terms or conditions contained therein shall mean such Master Lease or such terms or conditions as modified by this Amendment.

3. Interpretation.  This Amendment shall be construed as a whole and in accordance with its fair meaning.  Headings are for convenience only and shall not be used in construing meaning.

4. Further Instruments.  Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

5. Incorporation of Recitals.  The Recitals to this Amendment are incorporated hereby by reference.

6. Counterparts.  This Amendment may be executed in counterparts, all of which executed counterparts shall together constitute a single document.  Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

7. Attorneys’ Fees.  In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Amendment, or any part thereof, the losing party shall pay all costs, charges, fees and expenses (including reasonable attorneys’ fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

8. Effect of Amendment.  Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect.  In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall govern and prevail.

9. Entire Agreement.  This Amendment contains the entire agreement between the parties relating to the subject matters contained herein.  Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENANT:

SUMMERVILLE AT CAMELOT PLACE LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

SUMMERVILLE AT HILLEN VALE LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

SUMMERVILLE AT LAKEVIEW LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

SUMMERVILLE AT RIDGEWOOD GARDENS LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

SUMMERVILLE AT NORTH HILLS LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

THE INN AT MEDINA LLC,
a Delaware limited liability company

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

GUARANTOR:

SUMMERVILLE SENIOR LIVING, INC.,
a Delaware corporation

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

EMERITUS CORPORATION,
a Washington corporation

By:           /s/ Robert C. Bateman
Name:      Robert C. Bateman
Title:        CFO

LANDLORD:

NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation

By:           /s/ Brent P. Chappell
Name:      Brent P. Chappell
Title:        V.P. Portfolio Management

NHP McCLAIN, LLC,
a Delaware limited liability company

BY:           NATIONWIDE HEALTH PROPERTIES, INC.,
 a Maryland corporation,
 its sole member

By:            /s/ Brent P. Chappell
Name:       Brent P. Chappell
Title:         V.P. Portfolio Management